Exhibit 10.19

SECOND AMENDMENT TO SECONDMENT AGREEMENT

This Second Amendment (the “Second Amendment”) amends the Secondment Agreement dated as of May 26, 2022 and all amendments thereto (the “Secondment Agreement”) by and between Vista Equity Partners Management, LLC (“Vista”) and Solera Holdings Inc. (“Solera”). Vista and Solera are sometimes referred to herein individually as a “Party” and collectively as the “Parties.” Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Secondment Amendment.

RECITALS

WHEREAS, on or about April 30, 2020, the Parties entered into a First Amendment to the Secondment Agreement (the “First Amendment”) regarding the reimbursement of the benefits, salary and bonus of Vista Managing Director Darko Dejanovic (“Dejanovic”); and

WHEREAS the parties now desire to change the terms of the reimbursement of Dejanovic’s benefits, salary and bonus,

NOW, THEREFORE, the Parties agree as follows:

1.	The Parties hereby agree to amend the terms of the Secondment Agreement as provided below, retroactively effective as of April 30, 2020 (the “Second Amendment Effective Date”).

2.	Section 1 of the First Amendment is hereby amended and restated in its entirety as follows:

“Solera’s Reimbursement of Dejanovic’s Base Salary & Bonus. The Parties acknowledge and agree that Dejanovic’s performance of his duties to Solera as Interim CEO constitutes at least 95% of the total time Dejanovic spends in performance of his employment duties. In recognition of the foregoing, from April 30, 2020 through the expiration of the Secondment Period, Solera shall reimburse Vista for 95% of (i) the benefits provided by Vista to Dejanovic (the cost of such benefits to be given in writing), (ii) the salary actually paid by Vista to Dejanovic and (iii) the annual bonus actually paid by Vista to Dejanovic (the “Actual Bonus”). For the avoidance of doubt, Solera shall reimburse Vista 95% of the Actual Bonus even if the Actual Bonus exceeds previous estimates, subject to the approval of Solera’s Board of Directors. Dejanovic’s benefits and salary shall be reimbursed by Solera on a monthly basis within 30 days of the end of each month. Dejanovic’s bonus shall be reimbursed within 30 days of approval by Solera’s Board of Directors.”

Except as specifically amended hereby, the Secondment Agreement remains in full force and effect and is hereby ratified and reaffirmed in its entirety.

[Signature Page Follows]

SOLERA HOLDINGS INC.		VISTA EQUITY PARTNERS MANAGEMENT, LLC

By:	/s/ David Babin	By:	/s/ David A. Breach
Name:	David Babin	Name:	David A. Breach
Title:	General Counsel and Secretary	Title:	President & Chief Operating Officer

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